     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 1999

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


          Filed by the registrant |X|
          Filed by a party other than the registrant | |
          Check the appropriate box:
| |  Preliminary proxy statement
                                           | | Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
|X|  Definitive proxy statement
| |  Definitive additional materials
| |  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                              MUNIVEST FLORIDA FUND
                      MUNIVEST MICHIGAN INSURED FUND, INC.
                         MUNIVEST NEW JERSEY FUND, INC.
                         MUNIYIELD FLORIDA INSURED FUND
                          MUNI YIELD PENNSYLVANIA FUND
                     MUNIYIELD NEW JERSEY INSURED FUND, INC.
                      MUNIYIELD MICHIGAN INSURED FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  Same as above
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
   |X| No fee required.
   | | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5) Total fee paid:
--------------------------------------------------------------------------------
   | | Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
   | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

--------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
   (3) Filing Party:

--------------------------------------------------------------------------------
   (4) Date Filed:
--------------------------------------------------------------------------------

                             MUNIVEST FLORIDA FUND


                      MUNIVEST MICHIGAN INSURED FUND, INC.


                         MUNIVEST NEW JERSEY FUND, INC.


                         MUNIYIELD FLORIDA INSURED FUND


                          MUNIYIELD PENNSYLVANIA FUND


                    MUNIYIELD NEW JERSEY INSURED FUND, INC.


                     MUNIYIELD MICHIGAN INSURED FUND, INC.



                                                                  March 18, 1999



Dear Stockholders:



     You are cordially invited to attend the Annual Meeting of Stockholders of your Fund to be held at the offices of Merrill Lynch Asset Management, L.P., on April 21, 1999, at the time specified for each Fund in Exhibit A of the combined proxy statement.



     At the meeting, in addition to electing Directors or Trustees and ratifying auditors, you are being asked to consider and approve an amendment to the Articles Supplementary or Certificate of Designation of your Fund. YOUR FUND'S BOARD BELIEVES ALL THE PROPOSALS ARE IN THE BEST INTEREST OF STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" ALL PROPOSALS. Please read the entire proxy statement, which discusses these proposals in greater detail.



     Regardless of the number of shares you own, it is important that they be represented and voted. Please take the time to read the enclosed proxy and SIGN, DATE AND MAIL THE PROXY CARD AS SOON AS POSSIBLE. Your prompt response will help save each Fund expenses related to additional solicitation. IF YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET, PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS.



     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation at 1-800-645-4519.



     We appreciate the time and consideration that you can give this matter.



                                          Sincerely,



                                          PATRICK D. SWEENEY

                             MUNIVEST FLORIDA FUND

                      MUNIVEST MICHIGAN INSURED FUND, INC.


                         MUNIVEST NEW JERSEY FUND, INC.


                         MUNIYIELD FLORIDA INSURED FUND


                          MUNIYIELD PENNSYLVANIA FUND


                    MUNIYIELD NEW JERSEY INSURED FUND, INC.


                     MUNIYIELD MICHIGAN INSURED FUND, INC.


                                 P.O. BOX 9011


                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 21, 1999

                            ------------------------


TO THE STOCKHOLDERS:


     Notice is hereby given that the 1999 Annual Meeting of Stockholders (the "Meeting") of each of the above-listed investment companies (each a "Fund" and, collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, April 21, 1999 at the time specified in Exhibit A hereto for the following purposes:

          (1) To elect members of the Board of Directors/Trustees of each Fund to serve for the ensuing year;


          (2) (a) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund (other than MuniVest New Jersey Fund, Inc. and MuniYield Michigan Insured Fund, Inc.) for its current fiscal year;



             (b) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors for each of MuniVest New Jersey Fund, Inc. and MuniYield Michigan Insured Fund, Inc. for its current fiscal year;


          (3) To consider and act upon a proposal to approve an amendment to the Articles Supplementary (for Maryland corporations) or Certificate of Designation (for Massachusetts business trusts) of each Fund; and

          (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of each Fund has fixed the close of business on February 24, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after April 7, 1999, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of the respective Fund.

                                          By Order of the Boards of Directors
                                          and Trustees

                                          PATRICK D. SWEENEY

                                          Secretary of the Funds

Plainsboro, New Jersey

Dated: March 18, 1999

                            COMBINED PROXY STATEMENT
                          ---------------------------

                             MUNIVEST FLORIDA FUND
                      MUNIVEST MICHIGAN INSURED FUND, INC.
                         MUNIVEST NEW JERSEY FUND, INC.
                         MUNIYIELD FLORIDA INSURED FUND
                          MUNIYIELD PENNSYLVANIA FUND
                    MUNIYIELD NEW JERSEY INSURED FUND, INC.
                     MUNIYIELD MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 21, 1999


                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors or Trustees (hereinafter the "Directors") of the above-listed funds (each a "Fund" and, collectively, the "Funds"), to be voted at the 1999 Annual Meeting of Stockholders of each Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, April 21, 1999 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is March 22, 1999.


     Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, throughout the proxy statement shares of common stock or beneficial interest of a Fund are referred to as "Shares," the outstanding Shares and auction market preferred stock ("AMPS") of a Fund are referred to collectively as the "Capital Stock," holders of Shares or AMPS are referred to as "stockholders," the Board of Directors or Trustees of each of the Funds is referred to as the "Board," the directors or trustees of each Fund are referred to as "Board members," the investment adviser of each Fund is referred to as the "Investment Adviser" or "FAM" and each Fund's Articles of Incorporation or Declaration of Trust is referred to as its "charter." Unless otherwise indicated, MLAM and Fund Asset Management L.P. ("FAM") are together referred to as "MLAM."

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board members, for the ratification of the selection of independent auditors to serve for that Fund's current fiscal year and for the amendment to the Articles Supplementary or Certificate of Designation of the applicable Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the Meeting.

     The Board of each Fund has fixed the close of business on February 24, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and the number of shares of AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Shares or AMPS at such date.

     The Board of each Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.



                       ITEM 1.  ELECTION OF BOARD MEMBERS


     At the Meetings, the Board members of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated in Exhibit A as Board members to be elected by holders of AMPS; and


          (2) All proxies of the holders of Shares and AMPS, voting together as a single class, in favor of the six (6) persons designated in Exhibit A as Board members to be elected by holders of shares and AMPS.


     The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board for such Fund may recommend.

     Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.


                                                              PRINCIPAL OCCUPATIONS
                                                             DURING PAST FIVE YEARS
        NAME AND ADDRESS OF NOMINEE          AGE           AND PUBLIC DIRECTORSHIPS(1)
-------------------------------------------  ---   -------------------------------------------
Donald Cecil(1)(2)(3)......................  72    Special Limited Partner of Cumberland
  Cumberland Associates                            Associates (an investment partnership)
  1114 Avenue of the Americas                      since 1982; Member of Institute of
  New York, New York 10036                         Chartered Financial Analysts; Member and
                                                   Chairman of Westchester County (N.Y.) Board
                                                   of Transportation.
M. Colyer Crum(l)(2)(3)....................  66    President and Director of M. Colyer Crum &
  104 Westcliff Road                               Associates, Inc.; Currently James R.
  Weston, Massachusetts 02493                      Williston Professor of Investment
                                                   Management Emeritus, Harvard Business
                                                   School; James R. Williston, Professor of
                                                   Investment Management, Harvard Business
                                                   School, from 1971 to 1996; Director of
                                                   Cambridge Bancorp and Sun Life Assurance
                                                   Company of Canada.
Terry K. Glenn(l)(3)*).....................  58    Executive Vice President of MLAM and FAM
  P.O. Box 9011                                    since 1983; Executive Vice President and
  Princeton, New Jersey 08543-9011                 Director of Princeton Services since 1993;
                                                   President of Princeton Funds Distributor,
                                                   Inc. ("PFD") since 1986 and Director
                                                   thereof since 1991; President of Princeton
                                                   Administrators, L.P. since 1988.

                                                              PRINCIPAL OCCUPATIONS
                                                             DURING PAST FIVE YEARS
        NAME AND ADDRESS OF NOMINEE          AGE           AND PUBLIC DIRECTORSHIPS(1)
-------------------------------------------  ---   -------------------------------------------
Edward H. Meyer(l)(2)(3)...................  72    President of Grey Advertising, Inc. since
  Grey Advertising, Inc.                           1968, Chief Executive Officer since 1970
  777 Third Avenue                                 and Chairman of the Board of Directors
  New York, New York 10017                         since 1972; Director of The May Department
                                                   Stores Company, Bowne & Co., Inc.
                                                   (financial printers), Ethan Allen
                                                   Interiors, Inc. and Harman International
                                                   Industries, Inc.
Jack B. Sunderland(l)(2)(3)................  70    President and Director of American
  P. O. Box 7                                      Independent Oil Company, Inc. (an energy
  West Cornwall, Connecticut 06796                 company) since 1987; Member of Council on
                                                   Foreign Relations since 1971.
J. Thomas Touchton(l)(2)(3)................  60    Managing Partner of The Witt-Touchton
  The Witt-Touchton Company                        Company and its predecessor, The Witt Co.
  Suite 3405                                       (a private investment partnership) since
  One Tampa City Center                            1972; Trustee Emeritus of Washington and
  201 North Franklin Street                        Lee University; Director of TECO Energy,
  Tampa, Florida 33602                             Inc. (an electric utility holding company).
Fred G. Weiss(l)(2)(3).....................  57    Managing Director of FGW Associates since
  16450 Maddalena Place                            1997; Vice President, Planning, Investment
  Delray Beach, Florida 33446                      and Development of Warner Lambert Co. from
                                                   1979 to 1997.
Arthur Zeikel(1)(3)*.......................  66    Chairman of FAM and of MLAM (which terms as
  P.O. 300 Woodland Avenue                         used herein include their corporate
  Westfield, New Jersey 07090                      predecessors) since 1999; President of FAM
                                                   and MLAM from 1977 to 1997; Chairman of
                                                   Princeton Services, Inc. ("Princeton
                                                   Services") since 1997, Director thereof
                                                   since 1993 and President thereof from 1993
                                                   to 1997; Executive Vice President of
                                                   Merrill Lynch & Co., Inc. ("ML & Co.")
                                                   since 1990.


---------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Board Members" in Exhibit A.
(2) Member of the Audit Committee of each Board.
(3) Please see Exhibit A for information with respect to each Fund indicating the names of the nominees to be elected by holders of AMPS, voting separately as a class and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.

 * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of each of the Funds.


     Committee and Board Meetings. The Board of each Fund has a standing Audit Committee, which consists of Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties. No Fund's Board has a nominating committee.

     During each Fund's last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.



     Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Michael J. Hennewinkel inadvertently made a late Form 3 filing reporting his election as a Senior Vice President of FAM, which report indicated that he owned no shares of any of the Funds.



     Interested Persons. Each Fund considers Mr. Zeikel and Mr. Glenn to be "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates. Mr. Glenn is the President of each Fund.


     Compensation of Board Members. FAM, the investment adviser of each Fund, pays all compensation to all officers of the Fund and all Board members of the Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Board member not affiliated with FAM (each a "non-affiliated Board member") an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Board members, an annual fee plus a fee for each meeting attended, together with such non-affiliated Board member's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the non-affiliated Directors for each Fund's most recently completed fiscal year is set forth in Exhibit A.

     Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.


     Stock Ownership. As of the Record Date, none of the nominees held shares of the Funds except as set forth in the table below:



                                                                                          NO. OF SHARES
             NOMINEE                             FUND AND CLASS OF SHARES                     HELD
             -------                             ------------------------                 -------------
Terry K. Glenn....................  MuniYield Pennsylvania Fund -- Common Shares                33,796



     At the Record Date, the Board members and officers of each Fund as a group owned an aggregate of less than 1% of the Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Board member of each Fund, Mr. Glenn, an officer and a Board member of each Fund and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

           ITEM 2.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS



     The Board of each Fund (other than MuniVest New Jersey Fund, Inc. and MuniYield Michigan Insured Fund, Inc.), including a majority of the Board members who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Boards of MuniVest New Jersey Fund, Inc. and MuniYield Michigan Insured Fund, Inc., including a majority of the Board members who are not interested persons of MuniVest New Jersey Fund, Inc. or MuniYield Michigan Insured Fund, Inc., have selected Ernst & Young LLP ("E&Y"), independent auditors, to examine the financial statements of MuniVest New Jersey Fund, Inc. and MuniYield Michigan Insured Fund, Inc. for the current fiscal year. No Fund knows of any direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the stockholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.



     D&T acts as independent auditor for each of the Funds, except MuniVest New Jersey Fund, Inc. and MuniYield Michigan Insured Fund, Inc., for which E&Y acts as independent auditor. D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies advised by FAM or MLAM. E&Y also acts as independent auditors for other investment companies advised by FAM or MLAM. The fees received by the independent auditors from these other entities are substantially greater, in the aggregate, than the total fees received by the independent auditors from each applicable Fund. The Board of each Fund considered the fact that (i) D&T has been retained as the independent auditors for ML & Co. and the other entities described above and (ii) E&Y has been retained as the independent auditors for other investment companies advised by FAM or MLAM in its evaluation of the independence of the independent auditors with respect to the Fund.


     Representatives of D&T and E&Y are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.


             ITEM 3.  PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY


                         OR CERTIFICATE OF DESIGNATION



     At meetings held February 3, 1999, the Board of each of the Funds approved amendments to Section 5(c) of the Articles Supplementary or Certificate of Designation, as applicable, of that Fund. The proposed amendment of Section 5(c) will affect issued and outstanding AMPS. The proposed amendment is described below and a form of amended Section 5(c) is attached to this Proxy Statement as Exhibit B-1 for the Maryland corporations and as Exhibit B-2 for the Massachusetts business trusts. Information about each Fund's jurisdiction of organization and its Articles Supplementary or Certificate of Designation is included in Exhibit A. The Board of each Fund has declared the amendment advisable and has directed that the proposed amendments be submitted to the stockholders of each of the Funds for approval at the Meeting. The Board recommends that the stockholders of each Fund approve the proposed amendments to that Fund's Articles Supplementary or Certificate of Designation.


     Currently, the Articles Supplementary or Certificate of Designation of each Fund require the approval of a majority of a Fund's outstanding AMPS in order to issue any additional shares of AMPS or any other preferred stock. The proposed amendment would delete this requirement and permit each Fund, upon Board approval, to issue additional shares of preferred stock, including AMPS, without obtaining stockholder approval.

     The proposed amendment provides the Board and each Fund with greater flexibility to adjust a Fund's leverage in response to market conditions. The proposed amendment permits the Board members authorize a Fund to issue additional AMPS in order to maintain each Fund's targeted level of financial leverage without the time delays and costs involved with seeking stockholder approval each time a Fund wishes to issue additional AMPS.


     The issuance of additional AMPS may provide holders of Shares with a potentially higher yield. The use of leverage, however, involves certain risks for holders of Shares, including higher volatility of both the net asset value and the market value of the Shares. Leverage also creates the risk that the investment return on the Fund's Shares will be reduced to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to holders of Shares.

     The fee paid to the Investment Adviser for investment advisory and management services is based on the Fund's average weekly net assets, including assets acquired from the sale of preferred stock. Therefore, the fee paid to the Investment Adviser will increase as a result of any issuance of additional AMPS or other preferred stock.

     Any issuance of additional shares of preferred stock by a Fund must be in compliance with the 200% asset coverage requirement of Section 18 of the Investment Company Act. Also, the Funds currently anticipate that any additional shares of preferred stock to be issued would also be AMPS and that any such AMPS would be rated by nationally recognized statistical rating organizations ("NRSROs") as are all currently outstanding AMPS. These NRSROs, in rating the additional AMPS, will impose their own asset coverage requirements on the additional AMPS.

     If additional AMPS or other shares of preferred stock are issued by a Fund, except as indicated below and as otherwise required by applicable law, holders of shares of any newly issued AMPS or other preferred stock will have equal voting rights with outstanding Shares and AMPS (one vote per share) and will vote together with holders of outstanding Shares and AMPS as a single class.

     In connection with the election of a Fund's Board members, holders of shares of any newly issued AMPS or other preferred stock and the outstanding AMPS, voting together as a separate class, will be entitled to elect two of the Fund's Board members, and the remaining Board members will be elected by all holders of Capital Stock. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of any newly issued AMPS or other preferred stock and the outstanding AMPS, voting together as a separate class, will be entitled to elect a majority of the Fund's Board members until all dividends in default have been paid or declared and set apart for payment. Also, the affirmative vote of the holders of any newly issued AMPS or other preferred stock and the outstanding AMPS, voting together as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including any vote to convert the Fund to an open-end investment company or to change the Fund's fundamental investment policies.

     Stockholders will not be entitled to appraisal rights under Maryland law with respect to Maryland corporations and under Massachusetts law with respect to Massachusetts business trusts.

                             ADDITIONAL INFORMATION


     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.



     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. Each Fund has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost to each Fund of approximately $5,000 plus out-of-pocket expenses.


     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Board member nominees, "FOR" the ratification of the independent auditors and "FOR" the amendment to the Articles Supplementary or Certificate of Designation.


     With respect to Item 1. "Election of Board Members," holders of AMPS, voting separately as a class, are entitled to elect two Board members and holders of Capital Stock, voting together as a single class, are entitled to elect the remaining Board members. Assuming a quorum is present, (A) with respect to Maryland corporations, (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require a plurality of all votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; and (ii) election of the remaining Board members will require a plurality of all votes cast by the holders of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class; (B) with respect to Massachusetts business trusts, (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the AMPS present at the Meeting in person or by proxy and (ii) election of the remaining Board members will require the affirmative vote of a majority of the shares of Capital Stock present at the Meeting in person or by proxy, voting together as a single class.



     With respect to Item 2. "Ratification of Selection of Independent Auditors," assuming a quorum is present (A) with respect to Maryland corporations, approval will require the affirmative vote of a majority of the votes cast by the holders of shares of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class; and (B) with respect to Massachusetts business trusts, approval will require the affirmative vote of a majority of the shares of Capital Stock present at the meeting in person or by proxy, voting together as a single class.



     With respect to Item 3. "Proposed Amendment To Articles Supplementary or Certificate of Designation," assuming a quorum is present, (A) with respect to the Maryland corporations, approval of the amendment to each Fund's Articles Supplementary will require the affirmative vote of (i) a majority of the outstanding shares of Capital Stock of the relevant Fund, voting together as a single class, and (ii) a majority of the outstanding AMPS of the relevant Funds, voting separately as a class; and (B) with respect to Massachusetts business trusts, approval of the amendment to each Fund's Certificate of Designation will require the affirmative vote of (i) a majority of the shares of Capital Stock of the relevant Fund outstanding and entitled to vote, voting together as a single class, and (ii) vote of two-thirds of the AMPS of the relevant Fund outstanding and entitled to vote, voting separately as a class.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of each Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to amending the Articles Supplementary or Certificate of Designation (Item 3). The Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2 (in the case of Maryland corporations); however, abstentions and broker non-votes will have the same effect as a vote against Item 3 (in the case of Maryland corporations) and as a vote against Item 1, Item 2 and Item 3 (in the case of Massachusetts business trusts).

     Management knows of no other matters to be presented at the special meeting. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY


     Each Fund will furnish, without charge, a copy of its Annual Report for the Fund's last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, or to 1-800-456-4587 ext. 123.


STOCKHOLDER PROPOSALS

     If a stockholder of a Fund intends to present a proposal at the 2000 Annual Meeting of Stockholders of that Fund, which is anticipated to be held in April 2000, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by November 13, 1999.

                                          By Order of the Board

                                          PATRICK D. SWEENEY

                                          Secretary of the Funds


Dated: March 18, 1999

                      [This Page Intentionally Left Blank]

                                                                       EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

- GENERAL INFORMATION PERTAINING TO THE FUNDS

                                    DEFINED TERM                            STATE OF
              FUND                USED IN EXHIBIT A    FISCAL YEAR END    ORGANIZATION    MEETING TIME
              ----                -----------------    ---------------    ------------    ------------
MuniVest Florida Fund...........  MV FL Fund                10/31              MA            9:00 a.m.
MuniVest Michigan Insured Fund,
  Inc...........................  MV MI Ins. Fund           10/31              MD            9:15 a.m.
MuniVest New Jersey Fund,
  Inc...........................  MV NJ Fund                10/31              MD            9:30 a.m.
MuniYield Florida Insured
  Fund..........................  MY FL Ins. Fund           10/31              MA           10:00 a.m.
MuniYield Pennsylvania Fund.....  MY PA Fund                10/31              MA           10:15 a.m.
MuniYield New Jersey Insured
  Fund, Inc.....................  MY NJ Ins. Fund           10/31              MD           10:30 a.m.
MuniYield Michigan Insured Fund,
  Inc...........................  MY MI Ins. Fund           10/31              MD           10:45 a.m.

                                                                   SHARES OF CAPITAL STOCK
                                                              OUTSTANDING AS OF THE RECORD DATE
                                                              ----------------------------------
                            FUND                                 SHARES                   AMPS
                            ----                              ------------              --------
MV FL Fund..................................................  5,988,782                 1,600
MV MI Ins. Fund.............................................  7,387,697                 2,000
MV NJ Fund..................................................  5,519,681                 1,500
MY FL Ins. Fund.............................................  8,418,575                 2,400
MY PA Fund..................................................  5,867,566                 1,600
MY NJ Ins. Fund.............................................  8,563,497                 2,240
MY MI Ins. Fund.............................................  7,421,896                 2,000


- INFORMATION PERTAINING TO OFFICERS AND BOARD MEMBERS



                                              YEAR IN WHICH EACH NOMINEE BECAME A MEMBER OF THE BOARD
                                       ---------------------------------------------------------------------
FUND                                   CECIL   CRUM   GLENN   MEYER   SUNDERLAND   TOUCHTON   WEISS   ZEIKEL
----                                   -----   ----   -----   -----   ----------   --------   -----   ------
MV FL Fund...........................  1993    1993   1999    1993       1993        1993     1998     1993
MV MI Ins. Fund......................  1993    1993   1999    1993       1993        1993     1998     1993
MV NJ Fund...........................  1993    1993   1999    1993       1993        1993     1998     1993
MY FL Ins. Fund......................  1992    1992   1999    1992       1992        1992     1998     1992
MY PA Fund...........................  1992    1992   1999    1992       1992        1992     1998     1992
MY NJ Ins. Fund......................  1992    1992   1999    1992       1992        1992     1998     1992
MY MI Ins. Fund......................  1992    1992   1999    1992       1992        1992     1998     1992

     Set forth in the table below, with respect to each Fund, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.


                                 NOMINEES TO BE               NOMINEES TO BE ELECTED BY
FUND                       ELECTED BY HOLDERS OF AMPS         HOLDERS OF SHARES AND AMPS
----                      ----------------------------  --------------------------------------
MV FL Fund..............  Donald Cecil  M. Colyer Crum  Terry K. Glenn      J. Thomas Touchton
                                                        Edward H. Meyer     Fred G. Weiss
                                                        Jack B. Sunderland  Arthur Zeikel
MV MI Ins. Fund.........  Donald Cecil  M. Colyer Crum  Terry K. Glenn      J. Thomas Touchton
                                                        Edward H. Meyer     Fred G. Weiss
                                                        Jack B. Sunderland  Arthur Zeikel
MV NJ Fund..............  Donald Cecil  M. Colyer Crum  Terry K. Glenn      J. Thomas Touchton
                                                        Edward H. Meyer     Fred G. Weiss
                                                        Jack B. Sunderland  Arthur Zeikel
MY FL Ins. Fund.........  Donald Cecil  M. Colyer Crum  Terry K. Glenn      J. Thomas Touchton
                                                        Edward H. Meyer     Fred G. Weiss
                                                        Jack B. Sunderland  Arthur Zeikel
MY PA Fund..............  Donald Cecil  M. Colyer Crum  Terry K. Glenn      J. Thomas Touchton
                                                        Edward H. Meyer     Fred G. Weiss
                                                        Jack B. Sunderland  Arthur Zeikel
MY NJ Ins. Fund.........  Donald Cecil  M. Colyer Crum  Terry K. Glenn      J. Thomas Touchton
                                                        Edward H. Meyer     Fred G. Weiss
                                                        Jack B. Sunderland  Arthur Zeikel
MY MI Ins. Fund.........  Donald Cecil  M. Colyer Crum  Terry K. Glenn      J. Thomas Touchton
                                                        Edward H. Meyer     Fred G. Weiss
                                                        Jack B. Sunderland  Arthur Zeikel


     Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Board members during each Fund's most recently completed fiscal year.


                                     BOARD                          AUDIT COMMITTEE
                       ---------------------------------   ---------------------------------    AGGREGATE
                       # MEETINGS   ANNUAL   PER MEETING   # MEETINGS   ANNUAL   PER MEETING    FEES AND
FUND                     HELD*      FEE($)    FEE($)**        HELD      FEE($)    FEE($)**     EXPENSES($)
----                   ----------   ------   -----------   ----------   ------   -----------   -----------
MV FL Fund...........      5        2,500        250           4         500         125          952,087
MV MI Ins. Fund......      5        2,500        250           4         500         125        1,166,168
MV NJ Fund...........      5        2,500        250           4         500         125          940,233
MY FL Ins. Fund......      5        2,500        250           4         500         125        1,351,348
MY PA Fund...........      5        2,500        250           4         500         125        1,012,863
MY NJ Ins. Fund......      5        2,500        250           4         500         125        1,348,883
MY MI Ins. Fund......      5        2,500        250           4         500         125        1,898,357


---------------
 * Includes meetings held via teleconferencing equipment.

** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

     Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Board members for the most recently completed fiscal year.

                                                        COMPENSATION FROM FUND($)*
                                         ---------------------------------------------------------
FUND                                     CECIL    CRUM    MEYER    SUNDERLAND    TOUCHTON    WEISS
----                                     -----    ----    -----    ----------    --------    -----
MV FL Fund.............................  4500     4500    4500        4500         4500      3250
MV MI Ins. Fund........................  4500     4500    4500        4500         4500      3250
MV NJ Fund.............................  4500     4500    4500        4500         4500      3250
MY FL Ins. Fund........................  4500     4500    4500        4500         4500      3250
MY PA Fund.............................  4500     4500    4500        4500         4500      3250
MY NJ Ins. Fund........................  4500     4500    4500        4500         4500      3250
MY MI Ins. Fund........................  4500     4500    4500        4500         4500      3250

---------------
* No pension or retirement benefits are accrued as part of Fund expenses.


     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Board members for the year ended December 31, 1998.


                                                     AGGREGATE COMPENSATION FROM FUND AND OTHER
NAME OF BOARD MEMBER                             FAM/MLAM ADVISED FUNDS PAID TO BOARD MEMBERS($)(1)
--------------------                             --------------------------------------------------
Donald Cecil...................................                        277,808
M. Coyler Crum.................................                        116,600
Edward H. Meyer................................                        214,558
Jack B. Sunderland.............................                        133,600
J. Thomas Touchton.............................                        133,600
Fred G. Weiss..................................                        140,842

---------------

(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Cecil (34 registered investment companies consisting of 34 portfolios); Mr. Crum (15 registered investment companies consisting of 15 portfolios); Mr. Meyer (34 registered investment companies consisting of 34 portfolios); Mr. Sunderland (18 registered investment companies consisting of 30 portfolios); Mr. Touchton (18 registered investment companies consisting of 30 portfolios); and Mr. Weiss (15 registered investment companies consisting of 15 portfolios).

     Set forth in the table below is information about the officers of each of the Funds.


                                                                                   OFFICER SINCE
                                                     -------------------------------------------------------------------------
                                                     MV FL   MV MI INS.   MV NJ   MY FL INS.   MY PA   MY NJ INS.   MY MI INS.
     NAME AND BIOGRAPHY        AGE       OFFICE      FUND       FUND      FUND       FUND      FUND       FUND         FUND
-----------------------------  ---   --------------  -----   ----------   -----   ----------   -----   ----------   ----------
Terry K. Glenn...............  58    President       1993*     1993*      1993*     1992*      1992*     1992*        1992*
  Executive Vice President of
  MLAM and FAM since 1983;
  Executive Vice President
  and Director of Princeton
  Services since 1993;
  President of Princeton
  Funds Distributor, Inc.
  ("PFD") since 1986 and
  Director thereof since
  1991; President of
  Princeton Administrators,
  L.P. since 1998.
Vincent R. Giordano..........  54    Senior Vice     1993       1993      1993       1992      1992       1992         1992
  Senior Vice President of           President
    FAM
  and MLAM since 1984;
  Portfolio Manager of FAM
  and MLAM since 1977; Senior
  Vice President of Princeton
  Services since 1993.
Kenneth A. Jacob.............  48    Vice President  1993       1993      1993       1992      1992       1992         1992
  First Vice President of
  MLAM since 1997; Vice
  President of MLAM from 1984
  to 1997; Vice President of
  FAM since 1984.
Donald C. Burke..............  38    Vice President  1993       1993      1993       1993      1993       1993         1993
  Senior Vice President and          Treasurer       1999       1999      1999       1999      1999       1999         1999
  Treasurer of MLAM and FAM
  since 1999; Senior Vice
  President and Treasurer of
  Princeton Services since
  1999; Vice President of PFD
  since 1999; First Vice
  President of MLAM from 1997
  to 1999; Vice President of
  MLAM from 1990 to 1997;
  Director of Taxation of
  MLAM since 1990.



*Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

William R. Bock.                63   Vice President   1998           --      --         1998    1997           --           --
  Vice President of MLAM
  since 1989.
Theodore R. Jaeckel, Jr......  39    Vice President    --         --      1997         --        --       1997           --
  Director (Municipal Tax-
  Exempt Fund Management) of
  MLAM since 1997; Vice
  President of MLAM from 1991
  to 1997.
Fred K. Steube...............  48    Vice President    --       1995        --         --        --         --         1995
  Vice President of MLAM
  since 1989
Patrick D. Sweeney...........  45    Secretary       1997       1997      1997       1997      1997       1997         1997
  First Vice President of
  MLAM since 1997; Vice
  President from 1990 to
  1997.

                                                                     EXHIBIT B-1

                PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

                    MUNIYIELD NEW JERSEY INSURED FUND, INC.
                         MUNIVEST NEW JERSEY FUND, INC.
                     MUNIYIELD MICHIGAN INSURED FUND, INC.
                      MUNIVEST MICHIGAN INSURED FUND, INC.


     Section 5(c) of the Articles Supplementary is revised to read as follows (the bold face text indicates language added; brackets indicate language deleted):


          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class:
     (i) authorize, create or issue [, or increase the authorized or issued amount of,] any class or series of stock ranking prior to THE AMPS or [on a parity with] any OTHER series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or
     (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

                                                                     EXHIBIT B-2

              PROPOSED AMENDMENT TO CERTIFICATE OF DESIGNATION OF:

                             MUNIVEST FLORIDA FUND
                         MUNIYIELD FLORIDA INSURED FUND
                          MUNIYIELD PENNSYLVANIA FUND


     Section 5(c) of the Certificate of Designation is revised to read as follows (the bold face text indicates language added; brackets indicate language deleted):


          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Trust shall not, without the affirmative vote of the holders of a majority of the Preferred Shares Outstanding at the time, voting separately as one class: (i) authorize, create or issue [, or increase the authorized or issued amount of,] any class or series of shares ranking prior to THE AMPS or [on a parity with] any OTHER series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Shares] PROVIDED HOWEVER THAT THE BOARD OF TRUSTEES, WITHOUT THE VOTE OR CONSENT OF THE HOLDERS OF AMPS, MAY FROM TIME TO TIME INCREASE THE AMOUNT OF AUTHORIZED AND ISSUED SHARES OF ANY SERIES OF AMPS OR ANY OTHER SERIES OF PREFERRED SHARES RANKING ON A PARITY WITH AMPS WITH RESPECT TO THE PAYMENT OF DIVIDENDS, OR THE DISTRIBUTION OF ASSETS UPON DISSOLUTION, LIQUIDATION OR WINDING UP THE AFFAIRS OF THE TRUST THEN OUTSTANDING AND ISSUE SUCH SHARES, or (ii) amend, alter or repeal the provisions of the Declaration, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of holders of shares of AMPS or any other Preferred Shares PROVIDED HOWEVER THAT THE AMENDMENT OF THE DECLARATION SOLELY TO INCORPORATE AN INCREASE IN THE AMOUNT OF ANY SERIES OF AMPS OR PREFERRED SHARES AND THE TERMS OF ISSUANCE THEREOF, AS PERMITTED BY SUBSECTION (I) OF THIS PARAGRAPH (C) SHALL NOT BE DEEMED TO ADVERSELY AFFECT ANY OF THE CONTRACT RIGHTS EXPRESSLY SET FORTH IN THE DECLARATION OF HOLDERS OF SHARES OF AMPS OR ANY OTHER PREFERRED SHARES. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Trust shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Trust shall notify Moody's and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of Preferred Shares, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and Preferred Shares, including AMPS, voting together as a single class necessary to authorize the action in question.

                                    APPENDIX

                                                                   COMMON SHARES


                              MUNIVEST FLORIDA FUND
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniVest Florida Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 , 2 AND 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [#] or [X] in blue or black ink.



1.  ELECTION OF TRUSTEES

    FOR all nominees listed below
    (except as marked to the contrary below)  [ ]

    WITHHOLD AUTHORITY
    to vote for all nominees listed below  [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    TERRY K. GLENN, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]


3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated: __________________________________________  , 1999


                X _______________________________________________________
                          Signature


                X _______________________________________________________
                          Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                    COMMON STOCK


                      MUNIVEST MICHIGAN INSURED FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniVest Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [#] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS

    FOR all nominees listed below
    (except as marked to the contrary below) [ ]

    WITHHOLD AUTHORITY
    To vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    TERRY K. GLENN, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL


2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]


3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]


4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated: ___________________________________________ , 1999


                X ________________________________________________________
                         Signature


                X ________________________________________________________
                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                    COMMON STOCK


                         MUNIVEST NEW JERSEY FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniVest New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [#] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS

    FOR all nominees listed below
    (except as marked to the contrary below) [ ]

    WITHHOLD AUTHORITY
    To vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    TERRY K. GLENN, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated: ____________________________________________ , 1999


                X ________________________________________________________
                         Signature


                X ________________________________________________________
                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                   COMMON SHARES


                         MUNIYIELD FLORIDA INSURED FUND
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Florida Insured Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [#] or [X] in blue or black ink.



1.  ELECTION OF TRUSTEES

    FOR all nominees listed below
    (except as marked to the contrary below) [ ]

    WITHHOLD AUTHORITY
    to vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    TERRY K. GLENN, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated: ___________________________________________ , 1999


                X _______________________________________________________
                         Signature


                X _______________________________________________________
                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                   COMMON SHARES


                           MUNIYIELD PENNSYLVANIA FUND
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Pennsylvania Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [#] or [X] in blue or black ink.



1.  ELECTION OF TRUSTEES

    FOR all nominees listed below
    (except as marked to the contrary below) [ ]

    WITHHOLD AUTHORITY
    to vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    TERRY K. GLENN, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated: ___________________________________________ , 1999


                X _______________________________________________________
                         Signature


                X _______________________________________________________
                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                    COMMON STOCK


                     MUNIYIELD NEW JERSEY INSURED FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield New Jersey Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [#] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS

    FOR all nominees listed below
    (except as marked to the contrary below) [ ]

    WITHHOLD AUTHORITY
    to vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    TERRY K. GLENN, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

3. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated: ___________________________________________ , 1999


                X _______________________________________________________
                         Signature


                X _______________________________________________________
                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                    COMMON STOCK


                      MUNIYIELD MICHIGAN INSURED FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [#] or [X] in blue or black ink.

1.  ELECTION OF DIRECTORS


    FOR all nominees listed below
    (except as marked to the contrary below) [ ]

    WITHHOLD AUTHORITY
    to vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    TERRY K. GLENN, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated: ___________________________________________ , 1999


                X _______________________________________________________
                         Signature


                X _______________________________________________________
                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  AUCTION MARKET
                                                                PREFERRED SHARES


                              MUNIVEST FLORIDA FUND
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of Auction Market Preferred Shares of MuniVest Florida Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [#] or [X] in blue or black ink.




1.  ELECTION OF TRUSTEES

    FOR all nominees listed below
    (except as marked to the contrary below) [ ]

    WITHHOLD AUTHORITY
    to vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    DONALD CECIL, M. COLYER CRUM, TERRY K. GLENN, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated: ___________________________________________ , 1999


                X _______________________________________________________
                         Signature

                X _______________________________________________________
                         Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK


                      MUNIVEST MICHIGAN INSURED FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniVest Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [#] or [X] in blue or black ink.

1.  ELECTION OF DIRECTORS

    FOR all nominees listed below
    (except as marked to the contrary below) [ ]

    WITHHOLD AUTHORITY
    To vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    DONALD CECIL, M. COLYER CRUM, TERRY K. GLENN, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated: ___________________________________________ , 1999


                X _______________________________________________________
                         Signature


                X _______________________________________________________
                         Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK


                         MUNIVEST NEW JERSEY FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniVest New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [#] or [X] in blue or black ink.

1.  ELECTION OF DIRECTORS

    FOR all nominees listed below
    (except as marked to the contrary below) [ ]

    WITHHOLD AUTHORITY
    to vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    DONALD CECIL, M. COLYER CRUM, TERRY K. GLENN, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated: ___________________________________________ , 1999


                X _______________________________________________________
                         Signature


                X _______________________________________________________
                         Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  AUCTION MARKET
                                                                PREFERRED SHARES


                         MUNIYIELD FLORIDA INSURED FUND
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Insured Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [#] or [X] in blue or black ink.

1.  ELECTION OF TRUSTEES


    FOR all nominees listed below
    (except as marked to the contrary below) [ ]

    WITHHOLD AUTHORITY
    to vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    DONALD CECIL, M. COLYER CRUM, TERRY K. GLENN, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL


2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated: ___________________________________________ , 1999


                X _______________________________________________________
                         Signature


                X _______________________________________________________
                         Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  AUCTION MARKET
                                                                PREFERRED SHARES


                           MUNIYIELD PENNSYLVANIA FUND
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Pennsylvania Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [#] or [X] in blue or black ink.

1.  ELECTION OF TRUSTEES

    FOR all nominees listed below
    (except as marked to the contrary below) [ ]

    WITHHOLD AUTHORITY
    to vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    DONALD CECIL, M. COLYER CRUM, TERRY K. GLENN, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS, AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated: ___________________________________________ , 1999


                X _______________________________________________________
                         Signature


                X _______________________________________________________
                         Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK


                     MUNIYIELD NEW JERSEY INSURED FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New Jersey Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [#] or [X] in blue or black ink.


1.  ELECTION OF DIRECTORS

    FOR all nominees listed below
    (except as marked to the contrary below) [ ]

    WITHHOLD AUTHORITY
    to vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    DONALD CECIL, M. COLYER CRUM, TERRY K. GLENN, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL


2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated: ___________________________________________ , 1999


                X _______________________________________________________
                         Signature


                X _______________________________________________________
                         Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK


                          MUNIYIELD MICHIGAN FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Michigan Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [#] or [X] in blue or black ink.

1.  ELECTION OF DIRECTORS

    FOR all nominees listed below
    (except as marked to the contrary below) [ ]

    WITHHOLD AUTHORITY
    to vote for all nominees listed below [ ]

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
    DONALD CECIL, M. COLYER CRUM, TERRY K. GLENN, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.  Proposal to approve an amendment to the Articles Supplementary of the Fund.

    FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Dated: ___________________________________________ , 1999


                X _______________________________________________________
                         Signature


                X _______________________________________________________
                         Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.